Exhibit 1


                          Northwest Natural Gas Company

                                  $150,000,000

                           Medium-Term Notes, Series B

                             Distribution Agreement

                                                          ____________, 2002

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
4 World Financial Center
15th Floor
New York, New York  10080

UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670

U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204

Ladies and Gentlemen:

          Northwest Natural Gas Company, an Oregon corporation (the "Company"), proposes to issue and sell from time-to-time not to exceed $150,000,000 of its First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the "Secured Notes"), and its Unsecured Medium-Term Notes, Series B (the "Unsecured Notes", and, together with the Secured Notes, the "Securities"). The Secured Notes will be issued under the Company's Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, the "Mortgage Trustee" or the "Trustee") and R.G. Page (Stanley Burg, successor), as trustees, as supplemented (such Mortgage and Deed of Trust as supplemented being hereinafter referred to as the "Mortgage" or the "Indenture"). The Unsecured Notes will be issued under an indenture, dated as of June 1, 1991 (the "Note Indenture" or the "Indenture"), between the Company Deutsche Bank Trust Company Americas, as trustee (the "Indenture Trustee" or the "Trustee"). The Securities shall have the maturities, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below, as it may be amended or supplemented from time-to-time. The Securities will be issued, and the terms thereof established, from time-to-time, by the Company in accordance with the respective Indentures.

          The Company represents, warrants, covenants and agrees with each of you and with each other person which shall become a party to this agreement (individually, an "Agent", and collectively, the "Agents") and each Agent, severally and not jointly, covenants and agrees with the Company as follows:

          1. Representations and Warranties of the Company. The Company represents and warrants to each Agent that:

          (a) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Oregon, and is qualified to do business and is in good standing as a foreign corporation in the State of Washington, with power (corporate and other) to own its properties and conduct its business as described in the Prospectus referred to below;

          (b) A registration statement on Form S-3 (Registration No. 333-_____) (the "Registration Statement"), in respect of $150,000,000 aggregate principal amount of the Company's First Mortgage Bonds designated Secured Medium-Term Notes Series B, and Unsecured Medium-Term Notes Series B has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered or to be delivered (excluding the exhibits thereto but including the documents incorporated by reference in the prospectus included therein) to such Agent, and such Registration Statement in such form has been declared effective by the Commission and no stop order suspending its effectiveness has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Registration Statement being hereinafter called a "Preliminary Prospectus"). The Registration Statement, including all exhibits thereto but excluding Forms T-1 and T-2, as amended at the time it became effective, is hereinafter called the "Registration Statement"; the prospectus included as a part of the Registration Statement (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it most recently has been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference as of the date of such Preliminary Prospectus or Prospectus; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include the documents filed by the Company under the Exchange Act and incorporated therein by reference as of the date of such amendment or Pricing Supplement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as then amended or supplemented (including the applicable Pricing Supplement) in relation to a particular issue of Securities, in the form filed with the Commission pursuant to Rule 424(b) under the Act, including any documents filed by the Company under the Exchange Act and incorporated therein by reference as of the date of such amendment or supplement;

          (c) The documents incorporated by reference in the Prospectus, when filed with the Commission or, if later, when they became effective, conformed in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations of the Commission thereunder; none of such documents when so filed or when such documents became effective, as the case may be, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; any future documents so filed or incorporated by reference in the Prospectus, or any amendment or supplement thereto, when filed with the Commission or, if later, when effective, will conform in all material respects with the applicable requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and when such documents are filed or become effective, as the case may be, they will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Prospectus as amended or supplemented in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use therein;

          (d) The Registration Statement when it became effective conformed, and the Prospectus conforms, and any amendment or supplement thereto will conform, in all material respects, with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; and the Registration Statement when it became effective did not, the Prospectus does not (and on each of the dates referred to in clause (i) of Section 6 will not) and any amendment or supplement to the Prospectus, as of its date and on each of the dates referred to in clause (i) of Section 6, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any such document in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for use therein;

          (e) Except as set forth in or contemplated by the Prospectus, since the date as of which information is given in the Prospectus (i) there has not been any material adverse change in the condition of the Company and its subsidiaries taken as a whole, financial or otherwise, (ii) there has not been any transaction entered into by the Company or any of its subsidiaries which is material to the Company and its subsidiaries taken as a whole, other than transactions in the ordinary course of business, and
     (iii) neither the Company nor any of its subsidiaries has incurred any contingent obligation which is material to the Company and its subsidiaries taken as a whole;

          (f) The Securities have been duly authorized, and, when issued pursuant to their respective Indentures and delivered pursuant to this Agreement and any Terms Agreement (as defined in Section 3 hereof), will have been duly executed, authenticated, issued and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as their enforceability may be limited by laws and principles of equity relating to or affecting generally the enforcement of creditors' rights, including without limitation, bankruptcy and insolvency laws, and will be entitled to the benefits provided by their respective Indentures (which will be substantially in the form filed as exhibits to the Registration Statement); the Indentures have been duly authorized and qualified under the Trust Indenture Act, constitute valid and legally binding instruments, enforceable in accordance with their terms, except as their enforceability may be limited by laws and principles of equity relating to or affecting generally the enforcement of creditors' rights, including without limitation, bankruptcy and insolvency laws; and the Indentures conform, and the Securities of each issue, when issued, will conform, in all material respects, to the descriptions thereof in the Prospectus as amended or supplemented with respect to such issue;

          (g) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indentures, this Agreement and any Terms Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property of the Company is subject, nor will such action result in any violation of the provisions of any statute or the Restated Articles of Incorporation, as amended, or the Bylaws, as amended, of the Company or any order, rule or regulation of any court or any regulatory authority or other governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities and the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Indentures, this Agreement or any Terms Agreement, except such as have been obtained at or prior to the Commencement Date (as defined in Section 4 hereof), will have been obtained under the Act, the Trust Indenture Act and the public utility laws of the States of Oregon and Washington and such as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby; and

          (h) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject, which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or consolidated results of operations of the Company, and, to the best of the Company's knowledge, no such proceedings are threatened.

          2.   Obligations of the Agents and the Company.

          (a) Subject to the terms and conditions hereof and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Banc One Capital Markets, Inc. and U.S. Bancorp Piper Jaffray Inc. as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company and (ii) reserves the right, from time to time, to appoint additional agents for the purpose of soliciting and receiving offers to purchase Securities from the Company; provided that each such additional agent shall be required to become a party to this Agreement and undertake the obligations of an Agent hereunder pursuant to an Additional Agent Appointment Agreement ("Additional Agent Appointment Agreement") substantially in the form of Exhibit 1 hereto.

          (b) On the basis of the representations and warranties herein, and subject to the terms and conditions hereof, each of the Agents, as agent of the Company, severally and not jointly, agrees to use its reasonable best efforts to solicit and receive offers to purchase particular issues of the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented with respect thereto. Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. The Company shall not, without the consent of each Agent, which consent shall not unreasonably be withheld, solicit or accept offers to purchase, or sell, any debt securities with a maturity, at the time of original issuance, of from nine months to 30 years, except (i) pursuant to this Agreement, (ii) pursuant to a private placement not constituting a public offering under the Act, or (iii) in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering. However, the Company, subject to Section 5(f) hereof, reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by an Agent, no commission will be payable with respect to such sale.

          (c) Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment therefor, unless an Agent and the Company shall otherwise agree, shall be as set forth in the Administrative Procedure attached hereto as Annex I (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company shall perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustees a copy of the Administrative Procedure as from time to time in effect.

          (d) The Company reserves the right, in its sole discretion, to instruct the Agents to suspend, at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          (e) The Company agrees to pay each Agent a commission, at the time of settlement (each a "Settlement Date") of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                          Commission
                                             (percentage of aggregate principal
          Range of Maturities                     amount of Securities sold)
          -------------------                     --------------------------

From 9 months to less than 1 year                        .125%
From 1 year to less than 18 months                       .150%
From 18 months to less than 2 years                      .200%
From 2 years to less than 3 years                        .250%
From 3 years to less than 4 years                        .350%
From 4 years to less than 5 years                        .450%
From 5 years to less than 6 years                        .500%
From 6 years to less than 7 years                        .550%
From 7 years to less than 10 years                       .600%
From 10 years to less than 15 years                      .625%
From 15 years to less than 20 years                      .675%
From 20 years to 30 years                                .750%

          3. Sales to Agents as Principal. Each sale of Securities to an Agent, as principal, shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a separate agreement (each a "Terms Agreement"), which will provide for the sale of such Securities to, and the purchase thereof by, such Agent, as principal. A Terms Agreement may be either (i) a written agreement substantially in the form of Annex II hereto, or (ii) an oral agreement between any Agent and the Company confirmed in writing by such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Each Terms Agreement shall specify the principal amount of Securities to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to the rights of, and defaults by, any underwriters acting together with such Agent in the reoffering of the Securities, the time and date of delivery of and payment for such Securities (each, a "Time of Delivery") and place of delivery of such Securities, and any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 5 hereof. Each purchase of Securities, unless otherwise agreed shall be at a discount equivalent to the commission payable to an Agent, acting as agent, with respect to a sale of Securities of identical maturity, as set forth in Section 2(e) hereof). The Agent may engage the services of any other broker or dealer in connection with the resale of the Securities purchased as principal and may allow any portion of the discount received in connection with such purchase from the Company to be paid to such brokers and dealers. The commitment of an Agent to purchase Securities as principal, whether pursuant to a Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and, to the extent not otherwise agreed upon in a Terms Agreement or otherwise, shall be subject to the terms and conditions herein set forth.

          4. Commencement. At 11:00 a.m., New York City time, on the date of this Agreement or at such later date and time as may be agreed upon between the Agents and the Company not later than the day prior to the earlier of the day on which the solicitation of offers to purchase Securities is to begin or on which any Terms Agreement shall be executed (such time and date being referred to herein as the "Commencement Date"), the Agents shall be furnished at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York:

          (a) An opinion of Simpson Thacher & Bartlett, counsel to the Agents, dated the Commencement Date, with respect to such matters as such Agents may reasonably request, which opinion may rely, as to all matters governed by Oregon law, upon the opinion of Mark S. Dodson, Esq., General Counsel for the Company, referred to in Section 4(b) hereof and, as to all matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

          (b) An opinion of Mark S. Dodson, Esq., dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex III, which opinion may rely, as to all matters governed by New York law, upon the opinion of Thelen Reid & Priest LLP referred to in Section 4(c) hereof and, as to certain matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

          (c) An opinion of Thelen Reid & Priest LLP, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex IV, which opinion may rely, as to all matters governed by Oregon law, upon the opinion of Mark S. Dodson, Esq., referred to in Section 4(b) hereof and, as to all matters governed by Washington law, upon the opinion of Stoel Rives LLP referred to in Section 4(d) hereof;

          (d) An opinion of Stoel Rives LLP, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents, to the effect set forth in Annex V.

          (e) A letter from PricewaterhouseCoopers LLP, the Company's independent accountants, dated the Commencement Date, in form and substance reasonably satisfactory to such Agents and subject to compliance with the requirements of Statements on Auditing Standards issued by the American Institute of Certified Public Accountants ("SAS"), to the effect set forth in Annex VI hereto; and

          (f) A certificate of the President or any Vice President of the Company, dated the Commencement Date, in form reasonably satisfactory to such Agents, (i) as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date, (ii) as to the performance by the Company in all material respects of all of its obligations hereunder to be performed at or prior to the Commencement Date,
     (iii) as to the matters set forth in Section 1(e) hereof, (iv) as to the absence of any stop order of the Commission suspending the effectiveness of the Registration Statement or any pending or contemplated proceedings for such purpose, (v) as to the full force and effect of the authorizing orders of the Oregon Public Utility Commission (the "OPUC") and the Washington Utilities and Transportation Commission (the "WUTC") referred to in Section 7(a) hereof, and (vi) as to such other matters as such Agents may reasonably request.

          5. Covenants of the Company. The Company covenants and agrees with each Agent:

          (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (other than a Pricing Supplement) (A) prior to the Commencement Date, which any Agent shall reasonably disapprove by notice to the Company promptly after receipt of the proposed form thereof or (B) after the date of any agreement by such Agent, pursuant to a Terms Agreement or otherwise, to purchase Securities as principal and prior to the related Time of Delivery which such Agent shall reasonably disapprove by notice to the Company promptly after receipt of the proposed form thereof; (ii) to prepare, with respect to each particular issue of Securities to be sold through or to such Agent pursuant to this Agreement, a Terms Agreement or otherwise, a Pricing Supplement with respect to such Securities in a form reasonably satisfactory to such Agent and to file such Pricing Supplement in accordance with Rule 424(b) under the Act; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than a Pricing Supplement, without affording such Agent a reasonable opportunity for review thereof and comment thereon; (iv) to timely file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; (v) to promptly make every reasonable effort to comply with all requests of the Commission for additional information; and (vi) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, to use its best efforts to obtain its withdrawal;

          (b) From time-to-time, to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as may be approved by the Company and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome; provided, further, that the provisions of this subsection (b) shall not apply so long as the Securities are "covered securities" within the meaning of Section 18 of the Act and any rules and regulations thereunder;

          (c) To furnish such Agent with copies of the Registration Statement, each amendment thereto, the Prospectus and each amendment or supplement thereto, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act, and with copies of the documents incorporated by reference therein (other than exhibits incorporated by reference in the Registration Statement), each in such quantities as such Agent may reasonably request from time-to-time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities to or through an Agent pursuant to this Agreement and if, at such time, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, to so advise such Agent promptly by telephone (confirmed in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus or to file any document incorporated by reference in the Prospectus that will correct such statement or omission or effect such compliance; provided that, (i) should such event relate solely to activities of any Agent (except any termination of any Agent's services hereunder), such Agent shall assume the expense of preparing and furnishing any such amendment or supplement; (ii) if, during such period, such Agent shall continue to own Securities purchased from the Company as principal or such Agent otherwise shall be required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement; and (iii) if such Agent shall be required to deliver a prospectus in connection with sales of any Securities purchased by it as principal at any time nine months or more after the date of such purchase and (A) there shall be, as a result of such purchase, no Securities remaining to be sold under the Registration Statement or (B) the Company, pursuant to Section 2(d) hereof, shall have instructed the Agents, during such nine month period, to suspend permanently the solicitation of offers to purchase the Securities, such Agent shall assume the expense of preparing and furnishing any such amendment or supplement in connection with the sales of any Securities purchased by such Agent as principal. (For the purposes of this Section 5(c), the Company shall be entitled to assume that a Prospectus shall no longer be required to be delivered under the Act from and after the date six months from the date of the purchase by an Agent as principal of the particular issuance of Securities to which it relates, unless it shall have received notice from such Agent to the contrary);

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) in accordance with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) For the period ending five years from the date any Securities are sold by the Company pursuant to an offer solicited by such Agent under this Agreement, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission pursuant to
     Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, (ii) copies of all registration statements filed under the Act (other than those in respect of shareholder or employee plans), and (iii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (f) That, from the date of any Terms Agreement or other agreement with such Agent to purchase Securities as principal and to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company, without the prior written consent of such Agent, will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company in a public offering which both have a maturity of from nine months to 30 years and are substantially similar to the Securities;

          (g) That each acceptance by the Company of an offer to purchase Securities procured by such Agent, as agent, and each agreement by the Company, pursuant to a Terms Agreement or otherwise, to sell Securities to such Agent, as principal, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or agreement, as the case may be, as though made as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

          (h) That, reasonably in advance of (i) each date as of which an Agent reasonably requests an opinion or opinions of Simpson Thacher & Bartlett, counsel to the Agents, or other counsel to the Agents reasonably satisfactory to the Company, or (ii) each time that the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Agent requests an opinion or opinions by Simpson Thacher & Bartlett, counsel to the Agents, or other counsel to the Agents reasonably satisfactory to the Company, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent a letter in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(a) hereof, to the same extent as though it was dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter), or in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(a) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (i) That each time that (x) the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or by an amendment or supplement providing solely for a change in the interest rates of the Securities or similar changes and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Securities), (y) a document incorporated by reference in the Prospectus as amended or supplemented (other than a Current Report on Form 8-K, unless the Agents shall otherwise specify) shall be filed under the Act or Exchange Act (unless waived by the Agents), or (z) the Company sells Securities to such Agent, as principal, pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of an opinion, letter or certificate under this Section 5(i) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, the Company shall furnish or cause to be furnished to such
     Agent:

               (i) a letter from Mark S. Dodson, Esq., General Counsel for the Company, or his successor, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
                    Section 4(b) hereof to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, excluding, in the case of the statements in the paragraph next following paragraph 14 of such opinion, all documents filed by the Company under the Exchange Act and incorporated by reference into the Registration Statement and Prospectus during or prior to the fiscal year which is the subject of the Company's most recent Annual Report on Form 10-K) or, in lieu of such a letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(b) hereof, but modified to relate to the Registration Statement and the Prospectus as so amended and supplemented to such date;

               (ii) a letter of Thelen Reid & Priest LLP, New York, New York, counsel for the Company, or other counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(c) hereof to the same extent as though it were dated the date of such letter (except that the statements in such opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the date of such letter, excluding, in the case of the statements in the paragraph next following paragraph 10 of such opinion, all documents filed by the Company under the Exchange Act and incorporated by reference into the Registration Statement and the Prospectus during or prior to the fiscal year which is the subject of the Company's most recent Annual Report on Form 10-K) or, in lieu of such letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(c) hereof, but modified to relate to the Registration Statement and the Prospectus as so amended and supplemented to such date;

              (iii) a letter of Stoel Rives LLP, Portland, Oregon, special
                    Washington counsel for the Company, or other special Washington counsel for the Company reasonably satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 4(d) hereof to the same extent as though it were dated the date of such letter or, in lieu of such letter, an opinion of the same tenor as the opinion of such counsel referred to in Section 4(d) hereof; and

               (iv) a certificate executed by the President or any Vice
                    President of the Company, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form as shall be reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in
                    Section 4(f) hereof are true and correct at such date as though made as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 4(f) hereof, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

          (j) That each time that (x) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (unless waived by the Agents), or (y) the Company sells Securities to such Agent as principal pursuant to a Terms Agreement or other agreement and such Terms Agreement or other agreement specifies the delivery of a letter under this Section 5(j) as a condition to the purchase of Securities pursuant to such Terms Agreement or other agreement, and subject to compliance with the requirements of SAS issued by the American Institute of Certified Public Accountants, the Company shall furnish or cause to be furnished to such Agent a letter of PricewaterhouseCoopers LLP or other independent accountants for the Company reasonably satisfactory to the Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form reasonably satisfactory to such Agent, to the effect that such Agent may rely upon the letter of such accountants referred to in Section 4(e) hereof to the same extent as though it were dated the date of such subsequent letter (except the statements in such former letter shall be deemed to relate to the financial statements included or incorporated in the Registration Statement and Prospectus as amended and supplemented to the date of such latter letter), or, in lieu of such latter letter, a letter of the same tenor as the letter referred to in Section 4(e) hereof, but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter;

          (k) To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent, as agent, the right to refuse to purchase and pay for such Securities if, at the Settlement Date for such Securities, any condition set forth in Section 6 hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this
     Section 5(k), for the judgment of such Agent with respect thereto); and

          (l) To pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of preparing this Agreement, any Terms Agreement and any other documents approved by the Company in connection with the offering, purchase, sale and delivery of the Securities; (iv) the fees, not to exceed $5,000, and expenses of counsel for the Agents in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof and the preparation of any blue sky and legal investment memoranda; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of the Trustees and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or any such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section; provided, however, that, except as provided in Sections 8 and 9 hereof, such Agent shall pay all other expenses it incurs, including any expenses that may be incurred by it or for its account pursuant to the proviso of Section 5(c) hereof.

          (m) To advise each Agent, promptly after the Company receives notice thereof, of the downgrading, or the issuance of a notice of any intended or potential downgrading, of the ratings of the Securities by either Moody's Investors Service or Standard & Poor's Rating Group.

          6. Conditions to Agents' Obligations. The obligation of an Agent, as agent of the Company, at any time (each a "Solicitation Time"), to solicit offers to purchase the Securities and the obligation of an Agent to purchase Securities as principal, pursuant to a Terms Agreement or otherwise, shall be subject, in such Agent's discretion, to the conditions that: (i) all of the representations and warranties of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement or other agreement with an Agent to purchase Securities as principal, in or incorporated in such agreement by reference) were true and correct (A) on the Commencement Date; (B) each time that the Registration Statement or the Prospectus shall be amended or supplemented, (C) each time a document incorporated by reference in the Prospectus as amended or supplemented shall be filed by the Company under the Act or Exchange Act, (D) at the date of each acceptance by the Company of an offer to purchase Securities procured by such Agent, as agent, and each agreement by the Company, pursuant to a Terms Agreement or otherwise, to sell Securities to an Agent, as principal, (E) at each Settlement Date, and (F) at each Time of Delivery of Securities so to be purchased by such Agent, as principal, as the case may be, (ii) prior to such Solicitation Time or such Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent, (iv) there shall be in full force and effect orders of the OPUC and the WUTC which permit the issuance and sale of the Securities in accordance with the terms and conditions of this Agreement, (v) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending before, or to the knowledge of the Company contemplated by, the Commission, and (vi) there shall not have occurred: (A) a suspension or material limitation of trading in securities generally on the New York Stock Exchange or in any securities of the Company on the New York Stock Exchange or any relevant exchange or a material disruption in securities settlement or clearance services in the United States; (B) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (C) any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or material adverse change in national financial or economic conditions, in each case, the effect of which, in the reasonable judgment of such Agent, makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal on the terms and in the manner contemplated by this Agreement and, if applicable, any Terms Agreement or other agreement; or (D) unless known to such Agent prior to such Solicitation Time, any downgrading, or any notice shall have been given of any intended or potential downgrading, of the Securities by either Moody's Investors Service or Standard & Poor's Rating Group. In addition to the foregoing, the obligation of an Agent to purchase Securities as principal, pursuant to a Terms Agreement or other agreement, shall be subject, in such Agent's discretion, to the further condition that there shall not have been, since the date of such Terms Agreement or other agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

          7.   Conditions to Company's Obligations.

          (a) The obligation of the Company to sell and deliver any Security pursuant hereto, to a Terms Agreement or otherwise shall be subject to the condition that, after the acceptance by the Company of an offer to purchase such Security procured by an Agent, as agent, or the agreement by the Company, pursuant to a Terms Agreement or otherwise, to sell such Security to an Agent, as principal, and prior to the Time of Delivery or the Settlement Date, as the case may be, with respect to such purchase or sale, neither the OPUC nor the WUTC shall have issued an order revoking its then existing order permitting the issuance and sale of the Securities through each Agent, as agent, on the terms set forth herein or to each Agent, as principal, pursuant to a Terms Agreement or other agreement.

          (b) If the condition specified in Section 7(a) hereof shall not have been fulfilled, the obligation of the Company to sell Securities hereunder or under a Terms Agreement or other agreement may be terminated by the Company; and neither the Company nor any Agent shall have any liability to the other, except for (i) the obligation of the Company to pay certain expenses to the extent provided for in Section 5(l) hereof, (ii) the obligation of the Company to pay commissions and hold the Agents harmless as provided in Section 9 hereof (and, for purposes of said Section 9, such a failure of such condition to be fulfilled shall be considered a default by the Company on its obligation to deliver such Securities), and (iii) any liability under Section 8 hereof.

          8.   Indemnification.

          (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability or action in respect thereof arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use therein; and provided, further, that the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Agent on account of any losses, claims, damages or liabilities or actions in respect thereof arising from the sale of Securities by or through such Agent pursuant to a Terms Agreement or otherwise to any person if a copy of the Prospectus as then amended and supplemented with respect to such Securities shall not have been sent or given to such person with or prior to written confirmation of the sale involved (assuming that the Company shall have previously furnished such documents to such Agent in a timely fashion), and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Prospectus as amended or supplemented in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for use therein, and will reimburse the Company for any legal or other expenses incurred by the Company, as incurred, in connection with investigating or defending any such loss, claim, damage or liability or action. Each Agent hereby furnishes to the Company in writing expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented (i) the first sentence in the fifth paragraph on the cover page of the Prospectus relating to the offerings of Medium-Term Notes by the Agents, as principal, and (ii) under "Plan of Distribution," the second and third paragraphs, the third and last sentences of the seventh paragraph, the eighth, ninth, tenth and eleventh paragraphs and the statements relating to the Agents in the twelfth paragraph.

          (c) Promptly after receipt by an indemnified party under Section 8(a) or Section 8(b) of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, in no event shall such indemnifying parties be obligated to retain more than one counsel (and necessary local counsel), in addition to counsel for such indemnifying parties, to represent the indemnified parties, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Each indemnified party may also participate at its own expense in the defense of any such action. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) no statement as to or an admission of fault, culpability or failure to act by or on behalf of an indemnified party.

          (d) If the indemnification provided for in Section 8(a) or Section 8(b) hereof is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect any relevant equitable considerations including the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), and relative benefit of the Company on the one hand and each Agent on the other. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined (i) with respect only to any losses, claims, damages or liabilities referred to in Section 8(a) hereof, by per capita allocation (even if all Agents were treated as one entity for such purpose) or (ii) by any method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this
     Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this Section 8(d) to contribute are several and are not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act. The obligations of each Agent under this Section 8 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          9. Nonperformance. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and
(ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          10. Survival of Agreement. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          11. Suspension or Termination. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, this Agreement shall remain in full force and effect with respect to (i) any Agent as to which such suspension or termination has not occurred, (ii) the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination, (iii) Sections 2(e), 5(d), 5(e), 5(l), 8, 9 and 10 hereof, and (iv) the obligations of the Company to amend or supplement the Prospectus, so long as any Agent continues to hold Securities as principal.

          12. Notices. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing or by telephone, if promptly confirmed in writing, and if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 4 World Financial Center, 15th Floor, New York, New York 10080, Attn: MTN Product Management, Facsimile Transmission No. 212-449-2234, Telephone No. 212-449-7476, if to UBS Warburg LLC, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 677 Washington Blvd., Stamford, Connecticut 06901, Facsimile Transmission No. 203-719-7139, Attn: Kimberly Blue, Managing Director, Debt Capital Markets, if to Banc One Capital Markets, Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Mail Code IL1-0363, 1 Bank One Plaza, Chicago, Illinois 60670, Facsimile Transmission No. 312-732-3055, Attention: Robert C. Bussa, Sr. Vice President, Energy and Utilities and if to U.S. Bancorp Piper Jaffray Inc., shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 111 SW Fifth Avenue, Suite 1900, Portland, Oregon 97204, Facsimile Transmission No. 503-275-3490, Attention: Fixed Income Capital Markets; if to the Company, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to One Pacific Square, 220 N.W. Second Avenue, Portland, Oregon 97209, Attention: Chief Financial Officer, with a copy to the General Counsel, Facsimile Transmission No. 503-220-2584, Telephone No. 503-220-2406; and if to any additional Agent, as set forth in the Additional Agent Appointment Agreement relating to such Agent.

          13. Benefit of Agreement. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent a party hereto and thereto and the Company, and to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement, any Additional Agent Appointment Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

          14. Timing. Time shall be of the essence in this Agreement, any Additional Agent Appointment Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when banks in New York City are not authorized or obligated by law or executive order to remain closed.

          15. Governing Law. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          17. Execution in Counterparts. This Agreement, any Additional Agent Appointment Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter and the acceptance by each of you hereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                Very truly yours,

                                NORTHWEST NATURAL GAS COMPANY


                                By:
                                     -------------------------------------------
                                       Senior Vice President,
                                       Finance, and Chief Financial
                                       Officer


Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

By:
    ----------------------------------------
     Title:


UBS WARBURG LLC


By:
    ----------------------------------------
     Title:


By:
    ----------------------------------------
     Title:


BANC ONE CAPITAL MARKETS, INC.


By:
    ----------------------------------------
     Title:


U.S. BANCORP PIPER JAFFRAY INC.


By:
    ----------------------------------------
     Title:

                                                                         ANNEX I

                          Northwest Natural Gas Company

                            Administrative Procedure

               This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated _____________, 2002 (the "Distribution Agreement"), amongst Northwest Natural Gas Company (the "Company"), on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Banc One Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. and each other person which shall become a party thereto (each, an "Agent" and, together, the "Agents"), on the other. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement or the Indentures. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent". As used herein, the term "business day" shall mean any day when banks in New York City are not authorized or obligated by law or executive order to remain closed.

               The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement, pursuant to the Distribution Agreement, unless the Company and such Agent otherwise shall agree.

               The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

               [Order No. 02-586 dated August 28, 2002, of the Oregon Public Utility Commission (the "OPUC") authorizes the issuance and sale of the Securities, subject to the conditions set forth in such order. The order dated __________, 2002 in Docket __-________ of the Washington Utilities and Transportation Commission (the "WUTC") establishes compliance with applicable statutory provisions with respect to the issuance and sale of the Securities. In addition, such order of the OPUC authorizes, and such order of the WUTC establishes compliance with applicable statutory provisions with respect to, the issuance and sale by the Company (i) only of Securities bearing interest at fixed rates, established within the maximum all-in spreads over Benchmark Treasury Yields for various maturities (determined in accordance with said orders as of the time the commitment to purchase any Securities is received by the Company and the Agent) and (ii) of Securities to Agents, as principal, at 100% of the principal amount thereof less a percentage not to exceed the commission applicable to an agency sale of Securities of the same maturity.]

               As stated in the Company's Prospectus dated _________, 2002, if the terms of any Security, as determined by the Company, provide that such Security will be redeemable at the option of the Company, such Security will be made redeemable in whole or in part.

Procedure for Rate Changes:

               When a decision has been reached to change the interest rate on or other variable terms with respect to any Securities being offered for sale, the Company will promptly advise the Agents and the Agents will forthwith suspend solicitation of offers to purchase such Securities. The Agent will telephone the Company with recommendations as to the changed interest rates or other variable terms. At such time as the Company advises the Agents of the new interest rates or other variable terms, the Agent may resume solicitation of offers to purchase such Securities. Until such time only "indications of interest" may be recorded.

Acceptance or Rejection of Offers by Company:

               Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent, in its discretion reasonably exercised, may reject any offer received by it, in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company, in its sole discretion, may accept any offer to purchase Securities and may reject any such offer, in whole or in part.

               The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be.

Settlement:


               The receipt of immediately available funds by the Company in payment for a Security and the authentication and delivery of such Security will, with respect to such Security, constitute "Settlement."

               All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which shall be the third business day after the date of acceptance of such offer, unless the Company and the purchaser shall agree to settle (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Settlement Procedures:

          A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Securities to be purchased;

          (2) Issue Price ("Issue Price" shall mean (i) in the case of a sale in which an Agent shall act as a Selling Agent, the price to the purchaser or (ii) in the case of a sale to an Agent as Purchasing Agent, that Purchasing Agent's reoffering price);

          (3) Selling Agent's commission or, if applicable, Purchasing Agent's discount (spread between the reoffering price and Purchasing Agent's purchase price);

          (4)  Net proceeds to the Company: (2) minus (3);

          (5)  Method of and specified funds for payment of purchase price:

          (6)  (a)  Fixed Rate Securities:

                    (i)    interest rate
                    (ii)   interest payment dates
                    (iii)  regular record dates;

               (b)  Floating Rate Securities:

                    (i)    interest rate basis
                    (ii)   initial interest rate
                    (iii)  spread or spread multiplier, if any
                    (iv)   interest rate reset dates
                    (v)    interest rate reset period
                    (vi)   interest payment dates
                    (vii)  initial interest payment date
                    (viii) interest payment period
                    (ix)   regular record dates
                    (x)    index maturity
                    (xi)   calculation agent
                    (xii)  maximum and minimum interest rates, if any
                    (xiii) calculation date
                    (xiv)  interest determination dates;

          (7)  (a)  Trade Date;

               (b ) Interest Commencement Date (Settlement Date unless otherwise noted; "Issue Date" on Secured Notes);

               (c)  Time of delivery;

          (8)  Closing location;

          (9)  Maturity date;

          (10) If redeemable at the Company's option:

               (a)  whether redeemable (i) in whole or (ii) in whole or in part;

               (b)  initial redemption date;

               (c)  redemption limitation date;

               (d)  each redemption price and period;

          (11) Sinking fund or other retirement provisions;

          (12) If repayable at the holder's option:

               (a)  repayment date;

               (b)  repayment price;

               (c)  election period;

          (13) The name of the Selling Agent or Purchasing Agent, as the case may be;

          (14) Exact name, address and taxpayer identification number of party to be the registered owner;

          (15) Party to whom Securities are to be delivered;

          (16) Denominations of certificates to be delivered at settlement;

          (17) The name of the Company's bank and the account number for payment of the purchase price;

          (18) Whether the Securities to be purchased are Secured Notes or Unsecured Notes;

          (19) Any other significant terms of the Securities or their offer or sale.

          B. After receiving such settlement information from the Agent, the Company will advise the Trustee of the above settlement information. The Company will prepare a Pricing Supplement to the Prospectus and deliver copies to the Agent and will cause the Trustee to issue, authenticate and deliver Securities.

               If an identical Pricing Supplement has not been previously filed with the Securities and Exchange Commission (the "SEC"), the Company will arrange to have transmitted promptly via EDGAR one copy of the Pricing Supplement (with the appropriate paragraph under Rule 424(b) and the Registration No. inscribed in the upper right corner) to the SEC, within the applicable time period provided in Rule 424(b).

               One copy of the Pricing Supplement (with a copy of the cover letter sent to the SEC if a filing with the SEC is required) will be sent by facsimile to the Agents involved in such issue as soon as practicable but in no event later than 12:00 noon on the second day after the Trade Date at each of the following numbers:

               Merrill Lynch Production Technologies
               4 Corporate Place
               Piscataway, NJ 08854
               Attn: Diane Walker
               Facsimile No:  732-878-6481/6547
               Telephone No:  732-885-2766

        and

               Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
               Merrill Lynch World Headquarters
               4 World Financial Center
               15th Floor
               New York, NY 10080
               Attn: MTN Product Management
               Facsimile No:  212-449-2234
               Telephone No:  212-449-7476

        and

               UBS Warburg LLC
               677 Washington Blvd.
               Stamford, Connecticut 06901
               Attn:  Kimberly Blue
               Managing Director, Debt Capital Markets
               Facsimile No:  203-719-7139
               Telephone No:  203-719-4229

        and

               Banc One Capital Markets, Inc.
               Mail Code IL1-0363
               1 Bank One Plaza
               Chicago, Illinois  60670
               Attn:  Robert C. Bussa
               Facsimile No: 312-732-3055
               Telephone No: 312-732-9780

        and

               U.S. Bancorp Piper Jaffray Inc.
               111 SW Fifth Avenue, Suite 1900
               Portland, Oregon 97204
               Attn:  Fixed Income Capital Markets
               Facsimile No:    503-275-3490
               Telephone No:  503-275-4131

               The Company shall supply the Agents as soon as practicable but in no event later than the Settlement Date with an adequate supply of Prospectuses and Pricing Supplements at the above addresses.

               In addition, the Company will make any required filings with the OPUC and WUTC in respect of the Securities that are issued.

Suspension of Solicitation; Amendment or Settlement:

               Subject to its representations, warranties and covenants contained in the Distribution Agreement, the Company may instruct the Agents to suspend solicitation of purchases at any time. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Company until such time as the Company has advised them that solicitation of offers to purchase may be resumed. If the Company decides to amend or supplement the Prospectus (other than to change interest rates or other variable terms with respect to the offering of the Securities), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement.

               In the event that at the time the solicitation of offers to purchase from the Company is suspended (other than to change interest rates or other variable terms) there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

               The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) relating to such Security prior to delivery to such purchaser or its agent of, or together with, the earlier to be delivered of (a) the confirmation of sale or
(b) the Security.

Instruction from Company to Trustee for Preparation of Securities:

               After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Mortgage Trustee or the Indenture Trustee, as the case may be, by telephone (confirmed in writing, by facsimile transmission or by other acceptable written means).

               The Company will instruct such Trustee by telephone (confirmed in writing, by facsimile transmission or by other acceptable written means) to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date, unless the Settlement Date is the date of acceptance by the

Company of the offer to purchase Securities, in which case such instruction will be given by the Company to the Trustee by 10:00 a.m., New York City time, on the Settlement Date.

Procedures for Book-Entry Securities:

               In connection with Securities issued in book-entry form and maintained in the book-entry system of The Depository Trust Company ("DTC"), (i) the Company and the Trustee shall act in accordance with the letters of representation (relating to the Secured Notes and the Unsecured Notes, respectively) from the Company and the Trustee to DTC, as the same may be amended, supplemented or otherwise modified from time to time, and (ii) the Trustee shall act in accordance with one or more Medium-Term Note Certificate Agreements, relating to the Securities, between the Trustee and DTC, as the same may be amended, supplemented or otherwise modified from time to time, and in accordance with its obligations as a participant in DTC.

               The beneficial owner of a Security issued in book-entry form (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Security issued in book-entry form, the "Participants") to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Security issued in book-entry form in the account of such Participants. The ownership interest of such beneficial owner in such Security issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

               Transfers of a Book-Entry Security will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Book-Entry Security.

               Beneficial interests in the Securities may be purchased, owned and transferred only in denominations of $1,000 or any integral multiple of $1,000.

Preparation and Delivery of Securities by Trustee and Receipt of Payment
Therefor:

                             Certificated Securities

               The Company will instruct the Mortgage Trustee or the Indenture Trustee, as the case may be, to:

          (i) Prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

          (ii) In the case of a sale of Securities to a purchaser solicited by a Selling Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to such Selling Agent, at the address listed below, for the benefit of the purchaser of such Securities against delivery by such Selling Agent of a receipt therefor. (On the Settlement Date, such Selling Agent will deliver payment for such Securities in immediately available funds to the Company's account at a bank designated by the

               Company and included as a part of the Sale Information provided by the Selling Agent in an amount equal to the net proceeds to the Company; provided that the Selling Agent reserves the right to withhold payment for which it shall not have received funds from the purchaser.)

         (iii) In the case of a sale of Securities to a Purchasing Agent, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to such Purchasing Agent, at the address listed below, against delivery of payment therefor. (On the Settlement Date, such Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company's account at a bank designated by the Company and included as a part of the Sale Information provided by the Purchasing Agent in an amount equal to the net proceeds to the Company.)

          (iv) Complete the 4-ply Security and deliver three copies thereof as follows:

               1.   Security with Agent's customer confirmation.

               2.   Copy 1 - for Trustee.

               3.   Copy 2 - for Agent.

               4.   Copy 3 - for Company.

          (v) With respect to each sale, deliver the Securities and Copies 1 and 2 thereof to the appropriate Agent at the following address:

               Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
               55 Water Street
               3rd Floor Plaza Level, DTC New York Window
               New York, New York  10041
               Attn:  Morna Noel
               Facsimile No:  212-855-2457

               or

               UBS Warburg LLC
               677 Washington Blvd.
               Stamford, Connecticut 06901
               Attn:  Kimberly Blue
               Managing Director, Debt Capital Markets
               Facsimile No:  203-719-7139

               or

               Banc One Capital Markets, Inc.
               Mail Code IL1-0363
               1 Bank One Plaza
               Chicago, Illinois  60670
               Attn:  Robert C. Bussa
               Facsimile No:  312-732-3055

               or

               U.S. Bancorp Piper Jaffray Inc.
               111 SW Fifth Avenue, Suite 1900
               Portland, Oregon 97204
               Attn:  Fixed Income Capital Markets
               Facsimile No:  503-275-3490


               as the case may be, or to any other Agent as directed by such Agent. (The Agent will acknowledge receipt of the Security, will keep Copy 2 and will return Copy 1 to the Trustee. Delivery of the Security by the Trustee will be made only against such acknowledgment of receipt. Prior to the first settlement date, the Trustee or the Company shall have sent a letter to Merrill Lynch Clearance Operations, UBS Warburg LLC, Banc One Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. or any other Agent, as the case may be, containing standard wire instructions for the net proceeds of each Security, addressed as follows:

               Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated
               4 World Financial Center
               15th Floor
               New York, New York 10080
               Facsimile No:  212-449-2234

               or

               UBS Warburg LLC
               677 Washington Blvd.
               Stamford, Connecticut 06901
               Attn:  Kimberly Blue
               Managing Director, Debt Capital Markets
               Facsimile No:  203-719-7139

               or

               Banc One Capital Markets, Inc.
               Mail Code IL1-0363
               1 Bank One Plaza
               Chicago, Illinois  60670
               Attn:  Robert C. Bussa
               Facsimile No:  312-732-3055

               or

               U.S. Bancorp Piper Jaffray Inc.
               111 SW Fifth Avenue, Suite 1900
               Portland, Oregon 97204

               Attn:  Fixed Income Capital Markets
               Facsimile No:  503-275-3490

               as the case may be, or as directed by such other Agent.)

          (vi) Send Copy 3 to the Company.

                              Book-Entry Securities

          A. The Company will assign a CUSIP number to the Book-Entry Security representing such Security and then advise the Trustee by electronic transmission of the Sale Information received from the Agent, such CUSIP number and the name of such Agent.

          B. The Trustee will communicate to DTC and the Agent through DTC's Participant Terminal System, a pending deposit message specifying the following settlement information:

          (1)  The following Sale Information with respect to each Security:

               (a)  Taxpayer identification number of the purchaser.

               (b)  Principal amount of the Security.

               (c)  Fixed Rate Securities:

                    (i)    interest rate;
                    (ii)   interest payment dates; and
                    (iii)  regular record dates.

               (d)  Floating Rate Securities:

                    (i)    interest rate basis;
                    (ii)   initial interest rate;
                    (iii)  spread or spread multiplier, if any;
                    (iv)   interest rate reset dates;
                    (v)    interest rate reset period;
                    (vi)   interest payment dates;
                    (vii)  interest payment period;
                    (viii) regular record dates;
                    (ix)   index maturity;
                    (x)    calculation agent;

                    (xi)   maximum and minimum interest rates, if any;
                    (xii)  calculation date; and
                    (xiii) interest determination dates.

               (e)  Issue price.

               (f)  Trade date.

               (g) Interest Commencement Date, which shall be the Settlement Date unless otherwise noted ("Issue Date" on Secured Notes).

               (h)  Maturity date.

               (i)  Net proceeds to the Company.

               (j)  Agent's commission.

               (k)  Redemption provisions, if any.

               (l)  Repayment provisions, if any.

          (2) Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

          (3) Identification as a Fixed Rate Book-Entry Security or Floating Rate Book-Entry Security.

          (4) Initial Interest Payment Date for such Security, number of days by which such date succeeds the related record date for DTC purposes (or, in the case of Floating Rate Securities which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

          (5) CUSIP number of the Book-Entry Security representing such Security.

          (6) Whether such Book-Entry Security represents any other Securities issued or to be issued in book-entry form.

          C. The Company will complete and deliver to the Trustee a Book-Entry Security representing such Security in a form that has been approved by the Company, the Agents and the Trustee.

          D. The Trustee will authenticate the Book-Entry Security representing such Security.

          E. DTC will credit such Security to the participant account of the Trustee maintained by DTC.

          F. The Trustee will enter a Same-Day Funds Settlement System ("SDFS") deliver order through DTC's Participant Terminal System instructing DTC
(i) to debit such Security to the Trustee's participant account and credit such Security to the participant account, maintained by DTC, of the Agent which presented to the Company the offer to purchase such Security which was accepted by the Company (the "Presenting Agent") and (ii) to debit the settlement account of the Presenting Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Security less such Agent's commission.

          G. The Presenting Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Security to the Presenting Agent's participant account and credit such Security to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Presenting Agent maintained by DTC, in an amount equal to the initial public offering price of such Security.

          H. Transfer of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

          I. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure F.

          J. The Trustee will send a copy of the Book-Entry Security by first class mail to the Company together with a statement setting forth the principal amount of Securities Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Securities of which the Company has advised the Trustee but which have not yet been settled.

          K. The Agent will confirm the purchase of such Security to the purchaser either by transmitting to the Participant with respect to such Security a confirmation order through DTC's Participant Terminal System or by mailing a written confirmation to such purchaser.

          L.   Settlement Procedures Timetable:

          (1) For orders of Securities accepted by the Company, Settlement Procedures A through K shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                    Settlement
                    Procedure                  Time
                    ---------                  ----

                         A                     11:00 a.m. on the trade date
                         B                     2:00 p.m. on the trade date
                         C                     3:00 p.m. on the Business Day
                                               before Settlement Date
                         D                     9:00 a.m. on Settlement Date
                         E                     10:00 a.m. on Settlement Date

                         F-G                   No later than 2:00 p.m. on
                                               Settlement Date
                         H                     4:45 p.m. on Settlement Date
                         I-K                   5:00 p.m. on Settlement Date

          (2) If a sale is to be settled more than one Business Day after trade date, Settlement Procedures A and B may, if necessary, be completed at any time prior to the specified times on the first Business Day after such trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Security is not known at the time that the Sale Information is given by the Presenting Agent to the Company, Settlement Procedures A and B shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

          (3) If settlement of a Security issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.


Failure of Purchaser to Pay Selling Agent:

                             Certificated Securities

               If a purchaser shall fail to make payment to the Selling Agent for any Security, the net proceeds to the Company which, theretofore, shall have been paid by the Selling Agent to the Company, the Selling Agent will promptly notify the Mortgage Trustee or the Indenture Trustee, as the case may be, and the Company of such failure by telephone, promptly confirmed in writing or by facsimile transmission or by other acceptable written means. The Selling Agent promptly will return such Security to such Trustee. Promptly upon receipt of such Security by such Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. Such Trustee will cancel any Security in respect of which such a failure shall occur, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy such Security.

                              Book-Entry Securities

               If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security issued in book-entry form pursuant to paragraph F above, the Trustee may deliver to DTC, through DTC's Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Security to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Book-Entry Security representing such Security that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Securities represented by a Book-Entry Security, the Trustee will mark such Book-Entry Security "canceled", make appropriate entries in its records and send such canceled Book-Entry Security to the Company. The CUSIP number assigned to such Book-Entry Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If withdrawal messages are processed with respect to a portion of the Securities represented by a Book-Entry Security, the Trustee will exchange such Book-Entry Security for two Book-Entry Securities, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall be canceled immediately after issuance, and the other of which shall represent the other Securities previously represented by the surrendered Book-Entry Security and shall bear the CUSIP number of the surrendered Book-Entry Security.

               If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC acting on behalf of such purchaser), such Participants and, in turn, the related Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to paragraphs F and G above, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Company.

               Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to a Security that was to have been represented by a Book-Entry Security also representing other Securities, the Trustee will provide, in accordance with paragraphs C and D above, for the authentication and issuance of a Book-Entry Security representing such remaining Securities and will make appropriate entries in its records.

                                                                        ANNEX II

                          Northwest Natural Gas Company

                                Medium-Term Notes

                                 Terms Agreement

[Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
4 World Financial Center
15th Floor
New York, New York 10080]

[UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901]

[Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670]

[U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204]

[Name of additional Agents, if any]

Ladies and Gentlemen:

               Subject to the terms and conditions set forth herein and, to the extent provided below, in the Distribution Agreement, dated ___________, 2002 (the "Distribution Agreement"), amongst Northwest Natural Gas Company (the "Company"), on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Banc One Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. and each other person which shall become a party to the Distribution Agreement (each an "Agent" and, together, the "Agents"), on the other, the Company proposes to issue and sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [UBS Warburg LLC] [Banc One Capital Markets, Inc.] [U.S. Bancorp Piper Jaffray Inc.] [Name of other Agent] the Securities (as defined in the Distribution Agreement) specified in the Schedule hereto (the "Purchased Securities"), at the time, place and purchase price and upon the terms and conditions set forth in such Schedule. Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth herein.

               Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made by the Company at and as of the date of this Terms Agreement, except that each such representation and warranty which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented with respect to the Purchased Securities.

               A supplement to the Prospectus relating to the Purchased Securities, in the form heretofore delivered to and approved by you, is now proposed to be filed with the Commission in accordance with Rule 424(b) under the Act.

               Subject to the terms and conditions set forth herein and to those of the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [UBS Warburg LLC] [Banc One Capital Markets, Inc.] [U.S. Bancorp Piper Jaffray Inc.] [Name of other Agent] and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [UBS Warburg LLC] [Banc One Capital Markets, Inc.] [U.S. Bancorp Piper Jaffray Inc.] [Name of other Agent] agrees to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

               If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, whereupon this letter, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                            NORTHWEST NATURAL GAS COMPANY


                                            By:
                                               --------------------------
                                               Title:

Accepted as of the date hereof:

[MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:
   -----------------------------------------
   Title:                                  ]


[UBS WARBURG LLC


By:
   ------------------------------------------------
   Title:                                  ]

By:
   ------------------------------------------------
   Title:                                  ]

[BANC ONE CAPITAL MARKETS, INC.


By:
   ------------------------------------------------
   Title:                                  ]


[U.S. BANCORP PIPER JAFFRAY INC.


By:
   ------------------------------------------------
   Title:                                  ]

 [Name of other Agent, if any]

                                                            Schedule to Annex II

Title of Purchased Securities:


Aggregate Principal Amount:  $


Price to Public:


Purchase Price by [Merrill Lynch, Pierce, Fenner & Smith Incorporated] [UBS Warburg LLC] [Banc One Capital Markets, Inc.] [U.S. Bancorp Piper Jaffray Inc.] [Name of other Agent]:

     % of the principal amount of the Purchased Securities [, plus accrued
interest from     to         ] [and accrued amortization of discount from     to
        ]

Method of and Specified Funds for Payment of Purchase Price:


               [By certified or official bank check or checks, payable to the order of the Company, in [[New York Clearing House] [immediately available] funds]

               [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:   [Mortgage] [Note Indenture]


Interest Commencement Date which shall be the Settlement Date unless otherwise noted ("Issue Date" on Secured Notes):

Time of Delivery:


Closing Location:


Stated Maturity Date:


Interest Rate or Rates (or Method of Determining Interest):


Interest Payment Dates: [months and dates]


Initial Interest Payment Date:


Regular Record Dates:


Redeemable at Company's Option:  Yes ___    No ___
        In Whole:  Yes___ No___
        In Part:   Yes___ No___

Initial Redemption Date:


Redemption Limitation Date:

Initial Redemption Price:


Reduction Percentage:


Sinking Fund or Other Retirement Provisions, if any:


Repayable at Option of Holder:  Yes ___  No ___


Repayment Date:


Repayment Price:


Election Period:


Documents to be Delivered as a Condition to the Closing:

          [(1) The opinion of counsel to the Agents referred to in Section 5(h)]

          [(2) The opinion of counsel to the Company referred to in Section
               5(i)(i)]

          [(3) The opinion of counsel to the Company referred to in Section
               5(i)(ii)]

          [(4) The opinion of counsel to the Company referred to in Section
               5(i)(iii)]

          [(5) The accountants letter referred to in Section 5(j)]

          [(6) The officers certificate referred to in Section 5(i)(iv)]

Other Provisions (including Syndicate Provisions, if applicable):

                                                                       ANNEX III

                         [Letterhead of Mark S. Dodson]




                                                          __________, 2002

Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
4 World Financial Center
15th Floor
New York, New York  10080

UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670

U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204

Ladies and Gentlemen:

          With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the "Company"), pursuant to the Distribution Agreement, dated ________, 2002 (the "Agreement"), between the Company and each of you, of not to exceed $150,000,000 in aggregate principal amount of (i) the Company's First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the "Secured Notes") to be issued under the Company's Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, the "Corporate Trustee") and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the "Mortgage"), and (ii) the Company's Unsecured Medium-Term Notes, Series B (the "Unsecured Notes"), to be issued under the Company's Indenture, dated as of June 1, 1991 (the "Indenture"), to Deutsche Bank Trust Company Americas, as trustee (the "Indenture Trustee") (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the "Notes"), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as General Counsel of the Company, I have participated in the preparation of or reviewed (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Mortgage; (c) the Indenture; (d) the Agreement; (e) the registration statement (File No. 333-______) (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of $150,000,000 of the Notes, and for the qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Mortgage and the Indenture, which Registration Statement became effective on ________, 2002; (f) the prospectus relating to the Notes constituting a part of the Registration Statement in the form in which the Registration Statement became effective, or if such prospectus has been amended or supplemented subsequent to such effectiveness, as so amended and supplemented, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Prospectus"); (g) the proceedings before the Oregon Public Utility Commission (the "OPUC") and the Washington Utilities and Transportation Commission (the "WUTC") relating to the issuance and sale of the Notes; and (h) the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes. I have also examined such other documents and satisfied myself as to such other matters as I have deemed necessary in order to render this opinion. I have not examined the Notes, except specimens thereof.

          In preparation of this opinion, I have examined originals or photostatic certified copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as I deemed appropriate and necessary for the opinion hereinafter set forth. In my examination, I have assumed the authenticity of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain matters of fact material to the opinion expressed herein, I have relied upon certificates of various corporate officers of the Company and public officials. I assume the accuracy of the material and factual matters contained therein.

          I am of the opinion that:

          1. The Company is a validly organized and existing corporation in good standing under the laws of the State of Oregon, is authorized to transact business in the State of Washington, and has power (corporate and other) to own its properties and conduct its business as described in the Prospectus.

          2. The Company holds valid and subsisting franchises, licenses, permits and consents, free from burdensome restrictions and adequate for the conduct of its business, as and to the extent set forth in the Prospectus.

          3. The Agreement has been duly and validly authorized, executed and delivered by the Company.

          4. The Mortgage and the Indenture have been duly and validly authorized by all necessary corporate action, have been duly and validly executed and delivered, and are valid and binding instruments enforceable in accordance with their terms, subject, as to enforcement, to laws and principles


                                     III-2
of equity relating to or affecting generally the enforcement of creditors rights, including, without limitation, bankruptcy and insolvency.

          5. The Mortgage constitutes a first security interest on all of the personal properties and fixtures owned by the Company that are described in the Mortgage and are intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage); and the description in the Mortgage of such properties and fixtures is adequate to constitute the Mortgage a security interest thereon.

          6. The Company has good and sufficient title to all of the real properties owned by the Company that are described in the Mortgage and intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage) and to minor defects and irregularities of the nature customarily found in properties of like size and character; the description in the Mortgage of such properties is adequate to constitute the Mortgage a lien thereon; and the Mortgage is a valid first mortgage lien on such properties, subject to the exceptions noted above in this paragraph (6).

          7. The form of the Secured Notes has been duly authorized and has been established in conformity with the provisions of the Mortgage; the form of the Unsecured Notes bearing interest at a fixed rate, has been duly authorized and has been established in conformity with the provisions of the Indenture; and the form of the Unsecured Notes, bearing interest at a variable rate or not bearing interest, when set forth in a Company Order or Orders (as defined in the Indenture) or established by procedures acceptable to the Indenture Trustee specified in a Company Order or Orders, will have been duly authorized and will have been established in conformity with the provisions of the Indenture.

          8. The Secured Notes have been duly authorized by the resolutions adopted by the Company's Board of Directors on May 27, 1993, September 26, 1996, April 24, 1997, February 26, 1998, April 27, 2000 and April 25, 2002 (the "Board Resolutions"), and when the terms of the Secured Notes shall have been determined as contemplated by and in accordance with the Mortgage, the Board Resolutions and written orders or instructions evidencing determinations by officers of the Company, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Mortgage.

          9. The Unsecured Notes have been duly authorized by the Board Resolutions, and when the terms of the Unsecured Notes shall have been determined as contemplated by and in accordance with the Indenture, the Board Resolutions and, to the extent required by the Indenture and the Board Resolutions, by Officers' Certificates (as defined in the Indenture), Company Orders and procedures acceptable to the Indenture Trustee specified in such Company Orders, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Indenture.

          10. The Notes, when (a) executed by the Company, (b) completed, authenticated and delivered by the Corporate Trustee or the Indenture Trustee, as the case may be, (c) issued and delivered by the Company and (d) paid for, all as contemplated by and in accordance with the Mortgage, in the case of Secured Notes, the Indenture, in the case of Unsecured Notes, the Board Resolutions, and (to the extent required by the Mortgage or the Indenture and


                                     III-3
the Board Resolutions) Officers' Certificates, Company Orders, procedures acceptable to the Indenture Trustee specified in such Company Orders, written orders or instructions evidencing determinations by the officers of the Company, the Agreement, the Administrative Procedure (as defined in the Agreement), and Terms Agreements (as defined in the Agreement), if any, will be duly issued under the Mortgage or the Indenture, as the case may be, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage or the Indenture, as the case may be, and enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency, and, in the case of the Secured Notes, entitled to the benefit of the security afforded by the Mortgage.

          11. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust or other agreement or instrument known to me to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended, or any order, rule or regulation known to me of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

          12. The OPUC has issued orders authorizing, and the WUTC has issued orders establishing compliance with applicable statutory provisions with respect to, the issuance and sale by the Company of the Notes; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Notes on the terms and conditions set forth in the Agreement.

          13. The statements of Oregon and Federal law (other than the 1933 Act, the Securities Exchange Act of 1934 and the Trust Indenture Act), and legal conclusions based thereon, contained in, or in the documents incorporated by reference in, the Prospectus have been reviewed by me and are correct (except to the extent that any statement contained in a document incorporated or deemed to be incorporated by reference in the Prospectus may be deemed to be modified or superseded in the Prospectus or in any other subsequently filed document which also is or is deemed to be incorporated by reference in the Prospectus).

          14. Except as described in the Prospectus, there are no pending material legal or governmental proceedings and, to my knowledge, no material threatened legal or governmental proceedings, to which the Company is a party or of which any of the property of the Company is the subject, other than ordinary routine litigation incidental to the kind of business conducted by the Company.

          In the course of the preparation by the Company of the Registration Statement and the Prospectus, I had conferences with certain officers and employees of the Company, but I have made no independent verification of the accuracy or completeness of the representations and statements made to me by such person or the information included by the Company in the Registration Statement and the Prospectus, and take no responsibility therefor, except as set


                                     III-4
forth in paragraph 12 hereof. However, my examination of the Registration Statement and the Prospectus and my discussions in the above-mentioned conferences did not disclose to me any information which gives me reason to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that I do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

          This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 10, 11 and 12 above, I have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes, (ii) the orders of the OPUC and the WUTC with respect to the Notes remain in full force and effect and have not been modified or amended by the OPUC or the WUTC, respectively, and the Company complies with the terms of such orders, and (iii) the order of the SEC with respect to the Registration Statement, the Mortgage and the Indenture remains in full force and effect and has not been modified or amended by the SEC.

          I am a member of the bar of the State of Oregon and do not hold myself out as an expert on the laws of the State of Washington, the State of New York or Federal securities laws. Accordingly, in rendering this opinion, I have relied, with your consent, as to certain matters of Washington law, upon the opinion of even date herewith addressed to you by Stoel Rives LLP, special Washington counsel to the Company, and, as to all matters governed by the laws of the State of New York, the 1933 Act, the Securities Exchange Act of 1934 and the Trust Indenture Act, upon the opinion of even date herewith addressed to you by Thelen Reid & Priest LLP, New York, New York, counsel for the Company. In rendering this opinion, I have made such reviews of the laws of the State of Washington as I believe to be necessary to satisfy myself as to questions of Washington law which are not addressed by the opinion of Stoel Rives LLP.

          You, the Trustees and, as to matters governed by the laws of the State of Oregon, Thelen Reid & Priest LLP and your counsel may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, my prior written consent.

                                Very truly yours,

                                Mark S. Dodson, Esq.



                                     III-5

                                                                        ANNEX IV

                    [Letterhead of Thelen Reid & Priest LLP]

                                                               _________, 2002


Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
4 World Financial Center
15th Floor
New York, New York  10080

UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670

U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204

Ladies and Gentlemen:

               With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the "Company"), pursuant to the Distribution Agreement, dated ____________, 2002 (the "Agreement"), between the Company and each of you, of not to exceed $150,000,000 in aggregate principal amount of (i) the Company's First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the "Secured Notes"), to be issued under the Company's Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, the "Corporate Trustee") and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the "Mortgage"), and (ii) the Company's Unsecured Medium-Term Notes, Series B (the "Unsecured Notes"), to be issued under the Company's Indenture, dated as of June 1, 1991 (the "Indenture"), to Deutsche Bank Trust Company Americas, as trustee (the "Indenture Trustee") (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the "Notes"), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as counsel to the Company, we have participated in the preparation of or reviewed (a) the Restated Articles of Incorporation, as amended, and Bylaws, as amended, of the Company; (b) the Mortgage; (c) the Indenture; (d) the

Agreement; (e) the registration statement (File No. 333-_______) (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission (the "SEC") for the registration under the Securities Act of 1933, as amended (the "1933 Act"), of $150,000,000 of the Notes and for the qualification under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Mortgage and the Indenture, which Registration Statement became effective on ___________, 2002; (f) the prospectus relating to the Notes constituting a part of the Registration Statement in the form in which it became effective, or if such prospectus has been amended or supplemented subsequent to such effectiveness, as so amended or supplemented, including the documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Prospectus"); (g) the records of the proceedings before the Oregon Public Utility Commission (the "OPUC") and the Washington Utilities and Transportation Commission (the "WUTC") relating to the issuance and sale of the Notes; and (h) the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except specimens thereof.

          In the preparation of this opinion, we have examined originals or photostatic or certified copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. As to certain matters of fact material to the opinion expressed herein, we have relied upon certificates of various corporate officers of the Company and public officials. We assume the accuracy of the material and factual matters contained therein.

          We are of the opinion that:

          1. The Company is a validly organized and existing corporation in good standing under the laws of the State of Oregon, and is authorized to transact business in the State of Washington.

          2. The Agreement has been duly and validly authorized, executed and delivered by the Company.

          3. The Mortgage and the Indenture have been duly and validly authorized by all necessary corporate action, have been duly and validly executed and delivered, have been duly qualified under the Trust Indenture Act, and are valid and binding instruments enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency.

          4. The form of the Secured Notes has been duly authorized and has been established in conformity with the provisions of the Mortgage and conforms to the description thereof contained in the Prospectus; the form of the Unsecured Notes, bearing interest at a fixed rate, has been duly authorized and has been established in conformity with the provisions of the Indenture and conforms to the description thereof contained in the Prospectus; and the form of the Unsecured Notes, bearing interest at a variable rate or not bearing interest, when set forth in a Company Order or Orders (as defined in the Indenture) or established by procedures acceptable to the Indenture Trustee specified in a Company Order or Orders, will have been duly authorized and will have been established in conformity with the provisions of the Indenture.

          5. The Secured Notes have been duly authorized by the resolutions adopted by the Company's Board of Directors on May 27, 1993, September 26, 1996, April 24, 1997, February 26, 1998, April 27, 2000 and April 25, 2002 (the "Board Resolutions"), and when the terms of the Secured Notes shall have been determined as contemplated by and in accordance with the Mortgage, the Board Resolutions and written orders or instructions evidencing determinations by Officers of the Company, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Mortgage.

          6. The Unsecured Notes have been duly authorized by the Board Resolutions, and when the terms of the Unsecured Notes shall have been determined as contemplated by and in accordance with the Indenture, the Board Resolutions and, to the extent required by the Indenture and the Board Resolutions, by Officers' Certificates (each, as defined in the Indenture), Company Orders and procedures acceptable to the Indenture Trustee specified in such Company Orders, such terms will have been duly authorized by the Company and will have been established in conformity with the terms of the Indenture.

          7. The Notes, when (a) executed by the Company, (b) completed, authenticated and delivered by the Corporate Trustee or the Indenture Trustee, as the case may be, (c) issued and delivered by the Company and (d) paid for, all as contemplated by and in accordance with the Mortgage, in the case of the Secured Notes, the Indenture, in the case of Unsecured Notes, the Board Resolutions, and (to the extent required by the Mortgage or the Indenture and the Board Resolutions) Officers' Certificates, Company Orders, procedures acceptable to the Indenture Trustee specified in such Company Orders, written orders or instructions evidencing determinations by the officers of the Company, the Agreement, the Administrative Procedure (as defined in the Agreement) and Terms Agreements (as defined in the Agreement), if any, will be duly issued under the Mortgage or the Indenture, as the case may be, and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Mortgage or the Indenture, as the case may be, and enforceable in accordance with their terms, subject, as to enforcement, to laws and principles of equity relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency, and, in the case of the Secured Notes, entitled to the benefit of the security afforded by the Mortgage.

          8. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Mortgage and the Indenture or the Company's Restated Articles of Incorporation, as amended, or Bylaws, as amended.

          9. The OPUC has issued orders authorizing, and the WUTC has issued orders establishing compliance with applicable statutory provisions with respect to, the issuance and sale by the Company of the Notes; and no further approval, authorization, consent or other order of any public board or body (other than in connection or in compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required for the issuance and sale of the Notes through each of you, as agent, on the terms and conditions set forth in the Agreement.

          10. The Registration Statement has become effective under the 1933 Act, and, to the best of our knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose are pending before or have been proposed by the SEC; the Mortgage and the Indenture have been duly qualified under the Trust Indenture Act; the Registration Statement at the time it became effective complied, and the Prospectus (excluding the documents incorporated therein by reference) as of the date of this opinion complies, as to form, in all material respects with the requirements of the 1933 Act, the Trust Indenture Act (except with respect to the Forms T-1 and Form T-2, upon which we do not pass) and the rules and regulations of the SEC thereunder; and the documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 (other than the financial statements and other financial or statistical data contained therein, upon which we express no opinion), as of their respective dates of filing, complied as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the SEC thereunder.

          In the course of the preparation by the Company of the Registration Statement and the Prospectus, we had conferences with certain officers and employees of the Company, with the General Counsel for the Company and with you and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by such persons or the information included by the Company in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as set forth in paragraph 4 hereof. In passing upon the form of the Registration Statement and the Prospectus we have, therefore, assumed the accuracy and completeness of such representations, statements and information, except as aforesaid. However, our examination of the Registration Statement and the Prospectus and our discussions in the above-mentioned conferences did not disclose to us any information which gives us reason to believe that, when the Registration Statement became effective, it contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, as of the date of this opinion, the Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that we do not express any belief as to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, or as to the Forms T-1 or T-2, or as to any information contained therein furnished to the Company in writing by any of you expressly for use therein.

          This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 7 and 9 above, we have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of

Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes, (ii) the orders of the OPUC and the WUTC with respect to the Notes remain in full force and effect and have not been modified or amended by the OPUC or the WUTC, respectively, and the Company complies with the terms of such orders and (iii) the order of the SEC with respect to the Registration Statement, the Mortgage and the Indenture remains in full force and effect and has not been modified or amended by the SEC.

          We are members of the bar of the State of New York and do not hold ourselves out as experts on the laws of the State of Oregon or the State of Washington. Accordingly, in rendering this opinion, we have relied, with your consent, as to all matters governed by the laws of the State of Oregon, upon the opinion of even date herewith addressed to you by Mark S. Dodson, Esq., General Counsel of the Company, and, as to all matters governed by the laws of the State of Washington, upon the opinion of Stoel Rives LLP, special Washington counsel to the Company. We understand that you are relying upon the opinions of Mark S. Dodson, Esq., and Stoel Rives LLP as to all matters governed by the laws of the State of Oregon and Washington, as the case may be, including titles to property and franchises and the lien of the Mortgage, upon which we do not pass.

          You, the Trustees, and as to matters governed by the laws of the State of New York and the 1933 Act, the Exchange Act and the Trust Indenture Act, Mark
S. Dodson, Esq., may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

                                Very truly yours,


                                THELEN REID & PRIEST LLP

                                                                         ANNEX V

                         [Letterhead of Stoel Rives LLP]

                                                              ____________, 2002



Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
4 World Financial Center
15th Floor
New York, New York  10080

UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670

U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204

Ladies and Gentlemen:

          With reference to the issuance and sale from time-to-time by Northwest Natural Gas Company (the "Company"), pursuant to the Distribution Agreement, dated __________, 2002 (the "Agreement"), between the Company and each of you, of not to exceed $150,000,000 in aggregate principal amount of (i) the Company's First Mortgage Bonds, designated Secured Medium-Term Notes, Series B (the "Secured Notes") to be issued under the Company's Mortgage and Deed of Trust, dated as of July 1, 1946, to Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company, the "Corporate Trustee") and R.G. Page (Stanley Burg, successor), as trustees, as supplemented by twenty supplemental indentures (such Mortgage and Deed of Trust, as so supplemented, being hereinafter called the "Mortgage"), and (ii) the Company's Unsecured Medium-Term Notes, Series B (the "Unsecured Notes"), to be issued under the Company's Indenture, dated as of June 1, 1991 (the "Indenture"), to Deutsche Bank Trust Company Americas, as trustee (the "Indenture Trustee") (the Secured Notes and the Unsecured Notes being hereinafter collectively referred to as the "Notes"), and the appointment of each of you as agents of the Company pursuant to the Agreement for the purposes of soliciting and receiving offers to purchase Notes, as agents, and purchasing Notes, as principals, from the Company, please be advised that, as special Washington counsel to the Company, we have reviewed (a) the Mortgage; (b) the Indenture; (c) the Agreement; and (d) the proceedings before the Washington Utilities and Transportation Commission (the "WUTC") relating to the issuance and sale of the Notes. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. We have not examined the Notes, except for forms thereof.

          In preparation of this opinion, we have examined originals or photostatic copies of such certificates, agreements, documents and other papers, and have made such inquiries and investigations of law, as we deemed appropriate and necessary for the opinion hereinafter set forth. In our examination, we have assumed the authenticity of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also assumed that the Mortgage, the Indenture and the Agreement have been duly authorized, executed and delivered by, and are legally binding on, each of the parties thereto.

          As to certain matters of fact material to the opinion expressed herein, we have relied upon certificates of various corporate officers of the Company and public officials. We assume the accuracy of the material and factual matters contained therein.

          Based upon the foregoing and subject to the following qualifications, we are of the opinion that:

          1. The Company is authorized to transact business in the State of Washington.

          2. The Mortgage constitutes a first security interest on all of the personal properties and fixtures owned by the Company in the State of Washington that are described in the Mortgage and are intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage); and the description in the Mortgage of such properties and fixtures is adequate to constitute the Mortgage a security interest thereon.

          3. The Company has good and sufficient title to all of the real properties owned by the Company in the State of Washington that are described in the Mortgage and intended to be subject to the lien thereof, subject only to Excepted Encumbrances (as defined in the Mortgage) and to minor defects and irregularities of the nature customarily found in properties of like size and character; the description in the Mortgage of such properties is adequate to constitute the Mortgage a lien thereon; and the Mortgage is a valid first mortgage lien on such properties, subject to the exceptions noted above in this paragraph 3.

          4. The issuance and sale of the Notes, the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and the Agreement and the consummation of the transactions contemplated by the Agreement will not violate any law, rule or regulation of the State of Washington or any political subdivision thereof known to us to be applicable to the Company.

          5. [The WUTC has issued an order dated ________, 2002 in Docket __-_____, establishing compliance with applicable statutory provisions with respect to the issuance and sale by the Company of the Notes; and under the laws of the State of Washington, no further approval, authorization, consent or other order of any public board or body is legally required for the issuance and sale of the Notes through each of you, as agent, on the terms and conditions set forth in the Agreement.]

          This opinion is limited to the facts and law at the date hereof. In rendering the opinions set forth in paragraphs 4 and 5 above, we have necessarily assumed that, at the time of any issuance, sale and delivery of a Note (i) the Board of Directors of the Company (or any committee thereof acting pursuant to authority properly delegated to such committee by the Board of Directors) has not taken any action to rescind or otherwise reduce its prior authorization of the issuance of the Notes and an officer of the Company, as stated in the resolutions of the Board of Directors (or any such committee) relating to the Notes, has executed and delivered such Notes and (ii) the orders of the WUTC with respect to the Notes remain in full force and effect and have not been modified or amended by the WUTC and the Company complies with the terms of such orders.

          We are members of the bar of the State of Washington and do not express any opinion herein concerning any laws other than the laws of the State of Washington.

          In giving the foregoing opinions, we express no opinion as to any securities or blue sky laws of any jurisdiction.

          You, the Trustees, Mark S. Dodson, Esq., General Counsel of the Company, Thelen Reid & Priest LLP, counsel to the Company, and your counsel, as to matters governed by the laws of the State of Washington, may rely upon this opinion in connection with the issuance and sale of the Notes. Neither you nor any of them may rely upon this opinion for any other purpose, and no other person may rely upon this opinion for any purpose without, in each case, our prior written consent.

                                Very truly yours,


                                STOEL RIVES LLP

                                                                        ANNEX VI


             [Contents of Letter of Independent Public Accountants]

          The letter of each independent public accountant will state in effect that, for the periods during which such firm was the independent public accountant for the Company:

          1. They are independent public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations;

          2. In their opinion, the financial statements examined by them and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

          3. On the basis of limited procedures, not constituting an examination made in accordance with generally accepted auditing standards, including a reading of the latest available interim financial statements of the Company, if any, a reading of the minute books of the Company since December 31, 2001, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (a) (1) the latest interim consolidated financial statements included or incorporated by reference in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder as they apply to Form 10-Q or (2) said interim consolidated financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement;

               (b) at the date of the latest available interim balance sheet of the Company and at a subsequent specified date not more than five days prior to the Time of Delivery, there has been any change in the capital stock (except for (i) shares of the Company's Common Stock issued under the Company's Dividend Reinvestment Plan, Restated Stock Option Plan or Employee Stock Purchase Plan, (ii) shares of Common Stock issued upon the conversion of shares of the Company's Convertible Debentures, (iii) shares of Common Stock repurchased pursuant to the Company's Repurchase Program, and (iv) shares of Preferred Stock purchased or redeemed pursuant to or in anticipation of sinking and purchase funds with respect to the Company's Preferred Stock) or any increase in the long-term debt of the Company, or any decrease in net assets, in each case as compared with amounts shown in the balance sheet as of the date of the latest financial statements incorporated by reference in the Registration Statement, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; or

               (c) for the latest period for which financial information is available subsequent to the latest financial statements included or incorporated by reference in the Prospectus, there were any decreases in operating revenues, net income and earnings available for common stock, as compared to the corresponding period in the prior year, except in each case for decreases which the Registration Statement discloses have occurred or may occur, which were occasioned by the declaration of dividends or which are described in such letter; and

          4. They have performed certain other specified procedures with respect to certain amounts and percentages set forth in the Registration Statement or in the documents incorporated by reference therein, as have been requested by your counsel and approved by the Company, and have found them to be in agreement with the records of the Company and the computations to be arithmetically correct.

                                                                       EXHIBIT 1

                          NORTHWEST NATURAL GAS COMPANY

                                  $------------

                           MEDIUM-TERM NOTES, SERIES B

                                                                  --------, ----

Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
4 World Financial Center
15th Floor
New York, New York  10080

UBS Warburg LLC
677 Washington Blvd.
Stamford, Connecticut 06901

Banc One Capital Markets, Inc.
1 Bank One Plaza
Chicago, Illinois  60670

U.S. Bancorp Piper Jaffray Inc.
111 SW Fifth Avenue, Suite 1900
Portland, Oregon 97204

[Insert Names of Additional Existing Agents, if any]

[Insert Name of New Agent]

Ladies and Gentlemen:

        Reference is hereby made to the Distribution Agreement, dated __________, 2002 (the "Distribution Agreement"), a copy of which has previously been delivered to you, between Northwest Natural Gas Company, an Oregon corporation (the "Company"), and each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Warburg LLC, Banc One Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. and [Insert Names of Additional Existing Agents, if any], with respect to the issue and sale by the Company of its First Mortgage Bonds, designated Secured Medium-Term Notes, Series B, and its Unsecured Medium-Term Notes, Series B (collectively, the "Securities"). Capitalized terms used herein without definition shall have the meanings assigned to them in the Distribution Agreement.

        Subject to the terms and conditions set forth in the Distribution Agreement, the Company hereby appoints [Insert Name of New Agent] as agent of the Company for the purpose of soliciting and receiving offers to purchase the Securities. In connection with such appointment, [Insert Name of New Agent] is hereby entitled to the benefits and subject to the duties of an Agent under the terms and conditions of the Distribution Agreement (including the Administrative Procedures) and by its execution hereof is hereby made a party to the Distribution Agreement. In connection with such appointment, [Insert Name of New Agent] shall receive as of the date hereof: [To be agreed upon by the Company and the New Agent]

          Any communication under the Distribution Agreement will be made in accordance with Section 12 of the Distribution Agreement, and if to [Insert Name of New Agent] shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to [Insert Address of New Agent], attention: [Insert Name], facsimile transmission number [Insert New Agent Number].

          This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                Very truly yours,

                                 Northwest Natural Gas Company

                                 By:
                                    ----------------------------------------
                                 Title:  Senior Vice President, Finance,
                                         and Chief Financial Officer


The foregoing Agreement is hereby
confirmed and accepted as of the
date hereof.


[INSERT NAME OF NEW AGENT]


By:
    ----------------------------------------


  Title:
         -----------------------------------

+

                                       2